Exhibit 9


                                AMENDMENT NO. 2
                                     TO THE
                              INVESTORS' AGREEMENT

     This Amendment No. 2, dated as of May 2, 2001 (this "Amendment No. 2"), as amended to the Amended and Restated Investors' Agreement, dated as of March 29, 1999 (the "Investors' Agreement"), among (i) Fisher Scientific International Inc. (the "Company"), (ii) Thomas H. Lee Equity Fund III, L.P. ("THL"), certain individuals associated with THL listed on Schedule I attached hereto, THL-CCI Limited Partnership ("THL-CCI"), THL Foreign Fund III, L.P. and THL FSI Equity Investors, L.P. ("THL/FSI" and collectively with THL, the individuals listed on Schedule I, THL-CCI, and THL Foreign Fund III, L.P., the "THL Entities"), (iii) DLJ Merchant Banking Partners II, L.P. ("DLJMB"), DLJ Offshore Partners II, C.V., DLJ Diversified Partners, L.P., DLJMB Funding II, Inc., DLJ Merchant Banking Partners II - A, L.P., DLJ Diversified Partners - A, L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners - A, L.P., UK Investment Plan 1997 Partners, DLJ EAB Partners, L.P., DLJ ESC II, L.P., and DLJ First ESC, L.P. (collectively the "DLJ Entities"), (iv) Chase Equity Associates, L.P. ("Chase Equity"), (v) Merrill Lynch KECALP L.P. 1997, KECALP INC., and ML IBK Positions, Inc. (collectively, the "Merrill Lynch Entities" and, together with each other entity listed in clauses (iii) and (iv), the "Institutional Shareholders" and, collectively with (ii), the "Equity Investors"), and (vi) certain other Persons listed on the signature pages hereof (including the trust pursuant to the Trust Agreement, dated of even date herewith, between the Company and Mellon Bank, N.A., as trustee (the "Rabbi Trust")) (the "Management Shareholders" and individually, along with the THL Entities, DLJ Entities, Chase Equity, and Merrill Lynch Entities, each a "Shareholder").

                             W I T N E S S E T H :

     WHEREAS, the parties hereto desire to amend the Investors' Agreement to clarify the parties' intention with respect to holdback agreements in connection with firmly Underwritten Public Offerings under Section 5.3 of the Investors' Agreement;

     WHEREAS, pursuant to Section 7.4(a) of the Investors' Agreement, the Board of Directors and the holders of at least 50% of the shares of Common Stock held by the parties to the Investors' Agreement at the time of this Amendment No. 2 are required to approve this Amendment No. 2;

     WHEREAS, the Equity Investors collectively are holders of at least 50% of the shares of Common Stock held by the parties to the Investors' Agreement at the time of this Amendment No. 2; and

     WHEREAS, terms used herein but not otherwise defined herein shall have the respective meanings given such terms in the Investors' Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

     The following shall be added to Section 5.3 of the Investors' Agreement as the second paragraph thereof:

          In the event that any or all of the Shareholders executes a lock-up agreement in favor of the underwriter or underwriters for an Underwritten Public Offering substantially consistent with the preceding paragraph (each, a "Lock-Up Agreement"), each Equity Investor that executes a Lock-Up Agreement agrees, and their Permitted Transferees will agree, that if it seeks a waiver of the Lock-Up Agreement (a "Waiver Request"), it will notify the other Shareholders that have executed a Lock-Up Agreement at least five days prior to making such Waiver Request that it intends to make a Waiver Request (the "Waiver Notice"). From the date of the Waiver Notice, each Shareholder shall have the right, exercisable by written notice given to the party making the Waiver Request within two Business Days, to request that the Waiver Request include Shares held by the Shareholder and if such a request is made, the Waiver Request shall include all Shares so requested to be included, provided that the Transfer of the Shares requested to be included in the Waiver Request would otherwise be permitted under this Agreement. If the underwriter or underwriters in whose favor the Lock-Up Agreement is given refuses to grant such Waiver Request for all Shares included therein, then each of the Equity Investors agrees, and their Permitted Transferees will agree, that all Lock-Up Agreements will continue in full force and effect. Notwithstanding the foregoing, a Waiver Request may be sought without seeking a waiver of the Lock-Up Agreement for other Shareholders by (1) any of the THL Entities for a Transfer set forth in Section 4.1(a)(ii) and
     (iv) hereof and (2) any Institutional Shareholder to Transfer Shares to a Permitted Transferee pursuant to Section 3.3(a) hereof.

     This Amendment No. 2 may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed by their respective authorized officers as of the day and year first above written.


                                    FISHER SCIENTIFIC INTERNATIONAL INC.


                                    By: /s/ Todd DuChane
                                        ------------------------------------
                                        Name:  Todd DuChane
                                        Title:

THL Equity Shareholders:


                                THOMAS H. LEE EQUITY FUND III, L.P.


                                By: THL Equity Advisors III Limited
                                       Partnership, as General Partner

                                By: THL Equity Trust III,
                                       as General Partner


                                By: /s/ Scott Sperling
                                    -------------------------------------------
                                    Name:   Scott Sperling
                                    Title:


                                THOMAS H. LEE FOREIGN FUND III, L.P.


                                By: THL Equity Advisors III Limited
                                    Partnership, as General Partner

                                By: THL Equity Trust III,
                                    as General Partner


                                By: /s/ Scott Sperling
                                    --------------------------------------------
                                    Name: Scott Sperling
                                    Title:

                                THL FSI EQUITY INVESTORS, L.P.


                                By: THL Equity Advisors III
                                    Limited Partnership,
                                    as General Partner

                                By: THL Equity Trust III,
                                    as General Partner


                                By: /s/ Scott Sperling
                                    --------------------------------------------
                                    Name:   Scott Sperling
                                    Title:


                                THL-CCI LIMITED PARTNERSHIP


                                By: THL Investment Management Corp.,
                                    as General Partner


                                By: /s/ Scott Sperling
                                    --------------------------------------------
                                    Name:  Scott Sperling
                                    Title:

DLJ Entities' Shareholders:

                                DLJ MERCHANT BANKING PARTNERS II, L.P.


                                By: DLJ Merchant Banking II, Inc.,
                                    as managing general partner


                                By: /s/ Michael Isikow
                                    --------------------------------------------
                                    Name:  Michael Isikow
                                    Title: Principal


                                DLJ MERCHANT BANKING PARTNERS II-A, L.P.


                                By: DLJ Merchant Banking II, Inc.,
                                    as managing general partner


                                By: /s/ Michael Isikow
                                    --------------------------------------------
                                    Name:  Michael Isikow
                                    Title: Principal


                                DLJ OFFSHORE PARTNERS II, C.V.


                                By: DLJ Merchant Banking II, Inc.,
                                    as advisory general partner

                                By: /s/ Michael Isikow
                                    --------------------------------------------
                                    Name:  Michael Isikow
                                    Title: Principal

                                DLJ DIVERSIFIED PARTNERS, L.P.


                                By: DLJ Diversified Partners, Inc.,
                                    as managing general partner


                                By: /s/ Michael Isikow
                                    --------------------------------------------
                                    Name:  Michael Isikow
                                    Title: Principal


                                DLJ DIVERSIFIED PARTNERS - A, L.P.


                                By: DLJ Diversified Partners, Inc.,
                                    as managing general partner


                                By: /s/ Michael Isikow
                                    --------------------------------------------
                                    Name:  Michael Isikow
                                    Title: Principal


                                DLJ MILLENNIUM PARTNERS, L.P.


                                By: DLJ Merchant Banking II, Inc.,
                                    as managing general partner


                                By: /s/ Michael Isikow
                                    --------------------------------------------
                                    Name:  Michael Isikow
                                    Title: Principal

                                DLJ MILLENNIUM PARTNERS - A, L.P.


                                By: DLJ Merchant Banking II, Inc.,
                                    as managing general partner


                                By: /s/ Michael Isikow
                                    --------------------------------------------
                                    Name:  Michael Isikow
                                    Title: Principal


                                DLJMB FUNDING II, INC.


                                By: /s/ Michael Isikow
                                    --------------------------------------------
                                    Name:  Michael Isikow
                                    Title: Principal


                                UK INVESTMENT PLAN 1997 PARTNERS


                                By: Donaldson, Lufkin & Jenrette Inc.,
                                    as general partner


                                By: /s/ Edward Poletti
                                    --------------------------------------------
                                    Name:  Edward Poletti
                                    Title: Senior Vice President and
                                           Controller

                                DLJ EAB PARTNERS, L.P.


                                By: DLJ LBO Plans Management Corporation,
                                    as managing general partner


                                By: /s/ Edward Poletti
                                    --------------------------------------------
                                    Name:  Edward Poletti
                                    Title: Senior Vice President and
                                           Controller


                                DLJ ESC II, L.P.

                                By: DLJ LBO Plans Management Corporation,
                                    as general partner


                                By: /s/ Edward Poletti
                                    --------------------------------------------
                                    Name:  Edward Poletti
                                    Title: Senior Vice President and
                                           Controller


                                DLJ FIRST ESC, L.P.

                                By: DLJ LBO Plans Management Corporation,
                                    as general partner

                                By: /s/ Edward Poletti
                                    --------------------------------------------
                                    Name:  Edward Poletti
                                    Title: Senior Vice President and
                                           Controller

                                    The address for each of the DLJ Entities listed above is:

                                        c/o DLJ Merchant Banking II, Inc.
                                        277 Park Avenue
                                        New York, New York  10172
                                        Fax:  (212) 892-7272

                                CHASE EQUITY ASSOCIATES, L.P.

                                By: Chase Capital Partners


                                By: /s/
                                    --------------------------------------------
                                    Name:
                                    Title:

                                    Address:

                                             380 Madison Avenue
                                             New York, NY  10017

                                ML IBK POSITIONS, INC.


                                By: /s/ Curits W. Cariddi
                                    --------------------------------------------
                                    Name: Curits W. Cariddi
                                    Title:


                                KECALP INC.


                                By: /s/ Edward J. Higgins
                                    --------------------------------------------
                                    Name:  Edward J. Higgins
                                    Title: Vice President


                                MERRILL LYNCH KECALP L.P. 1997

                                By: KECALP Inc., as general partner

                                By: /s/ Edward J. Higgins
                                    --------------------------------------------
                                    Name:  Edward J. Higgins
                                    Title: Vice President


                                    The address for each of the Merrill
                                    Lynch Entities listed above is:

                                             225 Liberty Street, 31st Floor
                                             New York, NY  10080
                                             Fax:  (212) 236-3496

Individual Shareholders:


                                By: /s/ David V. Harkins
                                    --------------------------------------------
                                    Name: David V. Harkins


                                By: /s/
                                    --------------------------------------------
                                    Name: The 1995 Harkins Gift Trust


                                By: /s/ Thomas R. Shepherd
                                    --------------------------------------------
                                    Name: Thomas R. Shepherd
                                          Money Purchase Pension Plan


                                By: /s/ Scott A. Schoen
                                    --------------------------------------------
                                    Name: Scott A. Schoen


                                By: /s/ C. Hunter Boll
                                    --------------------------------------------
                                    Name: C. Hunter Boll


                                By: /s/ Scott M. Sperling
                                    --------------------------------------------
                                    Name: Scott M. Sperling


                                By: /s/ Scott M. Sperling
                                    Name: Sperling Family Limited
                                          Partnership


                                By: /s/ Anthony J. DiNovi
                                    --------------------------------------------
                                    Name: Anthony J. DiNovi


                                By: /s/ Thomas M. Hagerty
                                    --------------------------------------------
                                    Name: Thomas M. Hagerty

                                By: /s/ Warren C. Smith, Jr.
                                    --------------------------------------------
                                    Name: Warren C. Smith, Jr.


                                By: /s/ Seth W. Lawry
                                    --------------------------------------------
                                    Name: Seth W. Lawry


                                By: /s/ Joseph J. Incandela
                                    --------------------------------------------
                                    Name: Joseph J. Incandela


                                By: /s/ Kent R. Weldon
                                    --------------------------------------------
                                    Name: Kent R. Weldon


                                By: /s/ Terrence M. Mullen
                                    --------------------------------------------
                                    Name: Terrence M. Mullen


                                By: /s/ Todd M. Abbrecht
                                    --------------------------------------------
                                    Name: Todd M. Abbrecht


                                By: /s/ Wendy L. Masler
                                    --------------------------------------------
                                    Name: Wendy L. Masler


                                By: /s/ Wendy L. Masler
                                    --------------------------------------------
                                    Name:    THL-CCI Limited Partnership
                                    By:      Wendy L. Master
                                    Title:   Vice President


                                By: /s/ Andrew D. Flaster
                                    --------------------------------------------
                                    Name: Andrew D. Flaster


                                By: /s/
                                    --------------------------------------------
                                    Name: First Trust Co. FBO
                                          Kristina A. Watts

                                By: /s/ Charles Robins
                                    --------------------------------------------
                                    Name: Charles Robins


                                By: /s/ James Westra
                                    --------------------------------------------
                                    Name: James Westra


                                By: /s/ Charles A. Brizius
                                    --------------------------------------------
                                    Name: Charles A. Brizius

Schedule I


Certain Named Individual Shareholders of THL
--------------------------------------------


David V. Harkins
The 1995 Harkins Gift Trust
Thomas R. Shepherd Money Purchase Pension Plan (Keogh)
Scott A. Schoen
C. Hunter Boll
Scott M. Sperling
Sperling Family Limited Partnership
Anthony J. DiNovi
Thomas M. Hagerty
Warren C. Smith, Jr.
Seth W. Lawry
Joseph J. Incandela
Kent R. Weldon
Terrence M. Mullen
Todd M. Abbrecht
Wendy L. Masler
Andrew D. Flaster
First Trust Co. FBO Kristina A. Watts
Charles W. Robins
James Westra
Charles A. Brizius